UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2019

New Mountain Guardian III BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 720-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2019, New Mountain Guardian III BDC, L.L.C. (the “Company”) entered into a Facility Increase Letter (the “Increase Letter”) with BMO Harris Bank, N.A. (“BMO”) to increase the maximum amount of credit available under the Loan Authorization Agreement, dated as of July 30, 2019, by and between the Company and BMO (the “Loan Agreement”). After giving effect to the Increase Letter, the aggregate amount of credit available under the Loan Agreement equals $151,727,136.

The description above is qualified in its entirety by reference to the copy of the Increase Letter, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 3.02.	Unregistered Sale of Equity Securities.

On December 10, 2019, New Mountain Guardian III BDC, L.L.C. (the “Company”) delivered a capital drawdown notice to its investors relating to the sale of 2,776,000 of the Company’s units (the “Units”), for an aggregate offering price of $27,760,000. No underwriting discounts or commissions have been or will be paid in connection with the sale of such Units. The sale is expected to close on December 24, 2019.

The sale of the Units is being made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to fund drawdowns to purchase the Units up to the amount of its capital commitment on an as-needed basis with a minimum of 10 calendar days’ prior notice to investors.

The issuance and sale of the Units are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D thereunder.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.

10.1	Form of Facility Increase Letter, dated as of December 12, 2019, by and among New Mountain Guardian III BDC, L.L.C. and BMO Harris Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: December 16, 2019	By:	/s/ Karrie J. Jerry
		Name:	Karrie J. Jerry
		Title:	Corporate Secretary